Other Non-Current Assets (Tables)	6 Months Ended
Jun. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Components of Other Non-current Assets
Other non-current assets comprise of the following:

(in thousands of $)	June 30, 2020	December 31, 2019
Operating lease right-of-use-assets	9,547	9,847
Oil derivative instrument (1)	6,020	45,640
Foreign exchange swap	—	214
Mark-to-market interest rate swaps	—	8
Other non-current assets (2)	11,995	24,700
	27,562	80,409

(1) "Oil derivative instrument" refers to a derivative embedded in the Hilli LTA. See note 2 for further details.
(2) "Other non-current assets" as of December 31, 2019 was mainly comprised of payments made for long lead items ordered in preparation for the conversion of the Golar Viking into an FSRU. Upon entering the shipyard in January 2020, the Golar Viking was classified as an asset under development and the aggregated long lead items of $16.2 million were reclassified to "Asset under development" (see note 11)